 EXHIBIT 10.9

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into on August 3, 2022, by and among ARCH RESOURCES, INC., a Delaware corporation ("Arch"), the direct and indirect subsidiaries of Arch identified on the signature pages hereto as "Borrowers" (together with Arch, collectively, "Borrowers", and each individually a "Borrower"), REGIONS BANK, as agent (in its capacity as agent, the "Administrative Agent") for certain financial institutions (collectively, the "Lenders"), and the Lenders.

Recitals:

Borrowers, Administrative Agent and Lenders are parties to a certain Credit Agreement dated April 27, 2017 (as at any time amended, restated, modified or supplemented, the "Credit Agreement"), pursuant to which Lenders have made certain loans and other financial accommodations to Borrowers.

Borrowers, Administrative Agent and Lenders desire to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, have the respective meanings ascribed to such terms in the Credit Agreement.

2.Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof, hereby amended to (a) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto and (b) restate Schedules 1.1(b), 10.1, 10.4, 10.5 and 10.11, as Schedules 1.1(b), 10.1, 10.4, 10.5 and 10.11 hereto, respectively.

3.Ratification and Reaffirmation.  Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents, and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

4.Acknowledgments and Stipulations.  Each Borrower acknowledges and stipulates that this Amendment and each other Loan Document to which such Borrower is party constitutes a legal, valid and binding obligation of such Borrower that is enforceable against such Borrower in accordance with the terms hereof or thereof, as applicable, except to the extent that enforceability of any portion hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance; that all of the Obligations are owing and payable, in each case to the extent provided in the Loan Documents, without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby knowingly and voluntarily waived by each Borrower); that the security interests and Liens granted by such Borrower in favor of Administrative Agent are fully perfected first priority security interests and Liens (subject only to Permitted Liens) in and to the assets of the Loan Parties that constitute ABL Priority Collateral and second priority Liens (subject only to Permitted Liens) in and to the assets of the Loan Parties that constitute Term Loan Priority Collateral (in each case, subject to any remaining actions that may be required in accordance with Section 9.20 of the Credit

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Agreement); that on and as of the opening of business on July 29, 2022, the unpaid principal amount of the Loans totaled $-0- and the outstanding Letters of Credit totaled $27,711,760.00.

5.Representations and Warranties.  Each Borrower represents and warrants to Administrative Agent and the Lenders, to induce each to enter into this Amendment, that no Default or Event of Default exists on the date hereof; that the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or company action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and that all of the representations and warranties made by such Borrower in the Credit Agreement are true and correct in all material respects on the effective date hereof (provided that any representation or warranty that is qualified as to “materiality,” “Material Adverse Change” or similar language shall be true and correct (after giving effect to such qualification) in all respects on such effective date), except for those representations and warranties that expressly relate to an earlier date, in which case, they shall have been true and correct in all material respects as of such earlier date.

6.Reference to Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

7.Loan Document Pursuant to Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.  A breach of any representation or warranty in this Amendment shall constitute an Event of Default as provided in Section 12.1 of the Credit Agreement.

8.Conditions Precedent.  The effectiveness of the amendments contained in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:

(a)Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower and each of the Lenders;

(b)Administrative Agent shall have received an omnibus officer’s certificate certifying authorizing resolutions of each Borrower, substantially in the form attached to this Amendment or in such other form as may be agreed to by Administrative Agent, duly executed by an authorized officer of such Borrower; and

(c)Administrative Agent shall have received counterparts of a Fee Letter relating to this Amendment (the “Fifth Amendment Fee Letter”), in form and substance satisfactory to Administrative Agent, duly executed by each Borrower.

9.Fees and Expenses.  Borrowers jointly and severally agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Administrative Agent’s legal counsel, in each case, to the extent provided in the Credit Agreement.

10.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES OR OTHER RULE OF LAW WHICH WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAW OF THE STATE OF NEW YORK.

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11.No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend, modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.  This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

12.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as provided in Section 14.1 of the Credit Agreement.

13.Entire Agreement.  This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

14.Miscellaneous.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

15.Waiver of Jury Trial.  To the fullest extent permitted by applicable law, each party hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

16.Release of Claims.  In consideration of Administrative Agent’s and Lenders’ agreement to amend the Credit Agreement as provided herein, each Borrower hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Administrative Agent, each LC Issuer and each Lender, and each of their respective officers, directors, agents, employees, representatives, Affiliates and trustees and any successors and assigns of any of the foregoing (each, a "Releasee", and collectively, the "Releasees"), from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that any Borrower now has or ever had against any of the Releasees arising under or in connection with the Loan Documents, based in whole or in part on facts, whether or not now known, existing on or before the date of this Amendment (collectively, “Claims”).  Each Borrower hereby represents and warrants to the Releasees that no Borrower has transferred or assigned to any person or entity of any kind any Claim that such Borrower ever had or claimed to have against any Releasee.

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IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

ARCH RESOURCES, INC.

as “Borrower Agent” and as a “Borrower”

By: /s/ Matthew C. Giljum

Name: Matthew C. Giljum

Title: Senior Vice President, Chief Financial Officer and

Treasurer

ACI Terminal, LLC

Allegheny Land LLC

Arch Coal Sales Company, Inc.

Arch Coal Group, LLC

Arch Coal Operations LLC

Arch Coal West, LLC

Arch Energy Resources, LLC

Arch Land LLC

Arch of Wyoming, LLC

Arch Reclamation Services LLC

Arch Western Acquisition Corporation

Arch Western Acquisition, LLC

Arch Western Bituminous Group, LLC

Arch Western Resources, LLC

Ark Land LLC

Ark Land KH LLC

Ark Land LT LLC

Ark Land WR LLC

Ashland Terminal, Inc.

Bronco Mining Company LLC

Catenary Coal Holdings LLC

CoalQuest Development LLC

HAWTHORNE COAL COMPANY LLC

Hunter Ridge Coal LLC

Hunter Ridge Holdings, Inc.

Hunter Ridge LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Eastern Land, LLC

ICG Eastern, LLC

as “Borrowers”

By:  /s/ Matthew C. Giljum

Name: Matthew C. Giljum

Title: Vice President and Treasurer

[Signatures continued on following page.]

Fifth Amendment to Credit Agreement (Arch Coal)

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

ICG, LLC

International Energy Group, LLC

Juliana Mining Company LLC

King Knob Coal Co. LLC

MAIDSVILLE LANDING TERMINAL, LLC

Marine Coal Sales LLC

Meadow Coal Holdings, LLC

Melrose Coal Company LLC

Mingo Logan Coal LLC

Mountain Coal Company, L.L.C.

Mountain Gem Land LLC

Mountain Mining LLC

Mountaineer Land LLC

Otter Creek Coal, LLC

Patriot Mining Company LLC

Prairie Holdings, Inc.

Shelby Run Mining Company, LLC

Thunder Basin Coal Company, L.L.C.

Triton Coal Company, LLC

Upshur Property LLC

Vindex Energy LLC

Western Energy Resources LLC

White Wolf Energy LLC

Wolf Run Mining LLC

as “Borrowers”

By:  /s/ Matthew C. Giljum

Name: Matthew C. Giljum

Title: Vice President and Treasurer

[Signatures continued on following page.]

Fifth Amendment to Credit Agreement (Arch Coal)

REGIONS BANK

as “Administrative Agent”, “LC Issuer,” and as the sole “Lender”

By:  /s/ Stephen J. McGreevy

Name: Stephen J. McGreevy

Title:   Managing Director

Fifth Amendment to Credit Agreement (Arch Coal)

SCHEDULE 1.1(B)

EXISTING PERMITTED LIENS

SCHEDULE 10.1

EXISTING DEBT

SCHEDULE 10.4

PERMITTED DISPOSITIONS

SCHEDULE 10.5

CERTAIN AFFILIATE TRANSACTIONS

SCHEDULE 10.11

EXISTING INVESTMENTS